UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): December 30, 2022

NOCTURNE ACQUISITION CORPORATION

(Exact name of registrant as specified in its charter)

Cayman Islands	001-40259	N/A
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

3 Germay Drive, Unit 4 #1066 Wilmington, DE 19804

(Address of principal executive offices, including zip code)

Registrant’s telephone number, including area code: (858) 228-7142

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Units, each consisting of one ordinary share, $0.0001 par value and one right	MBTCU	The Nasdaq Stock Market LLC
Ordinary shares included as part of Units	MBTC	The Nasdaq Stock Market LLC
Rights included as part of the Units	MBTCR	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 7.01 Regulation FD Disclosure

This Current Report on Form 8-K (the “Current Report”) is being filed solely to provide additional information regarding the agreements discussed in the Current Report on Form 8-K filed by Nocturne Acquisition Corporation, a special purpose acquisition company incorporated as a Cayman Islands exempted company (“Nocturne”), on January 4, 2023. Additional information regarding these agreements and the proposed initial business combination will be included in the registration statement on Form S-4 to be filed by Nocturne in connection with the proposed initial business combination (the “Registration Statement”).

Merger Agreement

As previously announced, on December 30, 2022, Nocturne entered into an Agreement and Plan of Merger and Reorganization (the “Merger Agreement”) with Nocturne Merger Sub, Inc., a Delaware corporation and a wholly owned subsidiary of Nocturne (“Merger Sub”), and Cognos Therapeutics, Inc., a Delaware corporation (“Cognos”).

Pursuant to the Merger Agreement, (i) Nocturne will domesticate as a Delaware corporation and de-register as a Cayman Islands exempted company (the “Domestication”) and (ii) Merger Sub will merge with and into Cognos with Cognos continuing as the surviving entity and a wholly owned subsidiary of Nocturne (the “Merger” and together with the Domestication and the other transactions contemplated by the Merger Agreement, the “Business Combination”). In connection with the Domestication, Nocturne will change its name to “Cognos Therapeutics Holdings, Inc.” We refer to Nocturne following the Business Combination as “Cognos Therapeutics.”

As a result of the Domestication, each issued and outstanding ordinary share of Nocturne will be converted into an equal number of shares of common stock of Cognos Therapeutics, par value $0.0001 per share (“Cognos Therapeutics Common Stock”), and each right to receive ordinary shares of Nocturne (each, a “Right”) will convert into the right to receive one-tenth (1/10) of one share of Cognos Therapeutics Common Stock. At the closing of the Business Combination, each Right will receive one-tenth (1/10) of one share of Cognos Therapeutics Common Stock.

In connection with the Business Combination, Nocturne’s sponsor, Nocturne Sponsor, LLC (the “Sponsor”), agreed to forfeit certain equity securities of Nocturne owned by it (collectively, the “Sponsor Shares”) under certain circumstances pursuant to the Sponsor Forfeiture Agreement, as further described below under “Sponsor Forfeiture Agreement.”

Conversion of Securities

In consideration for the Merger, the current holders of shares of Cognos’ common stock, par value $0.0001 per share (“Cognos Common Stock”) will have their shares of Cognos Common Stock canceled and converted into the right to receive a certain number of shares of Cognos Therapeutics Common Stock (the “Merger Consideration Shares”) as provided for in the Merger Agreement, such that, following the consummation of the Merger and the transactions contemplated thereby, the holders of Nocturne ordinary shares and Cognos Common Stock at the time of the consummation of the Merger (the “Closing”) will constitute, collectively, the holders of Cognos Therapeutics Common Stock on a post-Closing basis. The aggregate number of Merger Consideration Shares will be based on a pre-money enterprise value of Cognos of $120,000,000 and a per-share valuation of Cognos Therapeutics Common Stock of $10.30, and will be subject to certain adjustments with respect to Cognos’ net indebtedness and transaction expenses at Closing (as more fully provided in the Merger Agreement).

Subject to the terms and conditions of the Merger Agreement, (i) each Cognos warrant (including any portion thereof) issued and outstanding immediately prior to Closing will be assumed by Cognos Therapeutics and converted into a warrant for shares of Cognos Therapeutics Common Stock and (ii) each option to purchase Cognos Common Stock issued by Cognos, and outstanding immediately prior to Closing will be assumed by Cognos Therapeutics and converted into an option to purchase shares of Cognos Therapeutics Common Stock, in each case, on a post-Closing basis.

Conditions to Closing

The Merger Agreement is subject to the satisfaction or waiver of certain customary Closing conditions, including, among others, (i) that the Nocturne Cash on Hand (as defined in the Merger Agreement) shall not be less than $10,000,000, (ii) approval of the business combination and related agreements and transactions by the respective stockholders of Nocturne and Cognos, (iii) to the extent applicable, the consummation of the PIPE Investment and the Note Investment (as each is defined in the Merger Agreement), (iv) effectiveness of the Registration Statement, (v) expiration or termination of any applicable waiting period under the Hart-Scott-Rodino Antitrust Improvements Act, (vi) receipt of conditional approval for listing of the Cognos Therapeutics Common Stock on Nasdaq, (vii) that Cognos Therapeutics will have at least $5,000,001 of net tangible assets as of immediately after the Closing, (viii) the absence of any applicable law or order restraining, prohibiting or imposing any condition on the consummation of the Merger, (ix) the Ancillary Agreements (as defined in the Merger Agreement) shall be in full force and effect and shall not have been rescinded by any of the parties thereto, and (x) certain directors and officers of Nocturne, as agreed between Nocturne and Cognos, shall have been removed from their respective positions or tendered their irrevocable resignations, effective as of the Closing.

Covenants, Representations and Warranties

The Merger Agreement contains various covenants, including, among others, covenants providing that (i) the parties must conduct their respective businesses in the ordinary course in all material respects through the Closing, (ii) the parties must not solicit or enter into any agreements with respect to potential alternative transactions to the Business Combination, subject to certain exceptions, (iii) Cognos must prepare and deliver to Nocturne certain annual and interim financial statements, (iv) Nocturne must file the Registration Statement and take certain other actions to obtain the requisite approval of the Nocturne stockholders of various proposals regarding the Business Combination, and (v) the parties must exercise their respective reasonable best efforts to obtain any necessary approvals from governmental agencies. The Merger Agreement also contains customary representations and warranties by Nocturne, Merger Sub and Cognos that do not survive the Closing.

Termination

The Merger Agreement may be terminated at any time prior to the Closing (i) by mutual written consent of Nocturne and Cognos, (ii) by Nocturne, if certain approvals of the stockholders of Cognos are not obtained within five business days after the Registration Statement has been declared effective by the U.S. Securities and Exchange Commission (the “SEC”), or (iii) by either Nocturne or Cognos in certain other circumstances set forth in the Merger Agreement including (a) if any applicable law is in effect making the Business Combination illegal or any final, non-appealable order is in effect permanently preventing the consummation of the Business Combination, (b) in the event of certain uncured breaches by the other party, (c) if the required vote is not obtained at the meeting of the Nocturne stockholders to approve the Business Combination, or (d) if the Closing has not occurred by September 30, 2023.

Sponsor Forfeiture Agreement

Concurrently with the execution of the Merger Agreement, Nocturne entered into a letter agreement (the “Sponsor Forfeiture Agreement”) with the Sponsor and Cognos.

Pursuant to the Sponsor Forfeiture Agreement, the Sponsor agreed that if the Nocturne Cash on Hand is less than the Minimum Cash Amount (as defined in the Merger Agreement), and Cognos, in its sole discretion, elects to waive compliance with the Closing condition under the Merger Agreement that the Nocturne Cash on Hand shall not be less than the Minimum Cash Amount and to proceed with the Closing, then at (and contingent upon) the Closing, Sponsor shall irrevocably forfeit and surrender to Nocturne the Sponsor Shares in the following form and substance: Sponsor shall (a) keep 2,963,000 shares (87.5% of Sponsor Shares) and forfeit the rest if the Nocturne Cash on Hand is less than the Minimum Cash Amount but equals or exceeds $7,500,000, (b) keep 2,539,000 shares (75% of Sponsor Shares) and forfeit the rest if the Nocturne Cash on Hand is less than $7,500,000 but equals or exceeds $5,000,000 and (c) keep 1,693,000 shares (50% of Sponsor Shares) and forfeit the rest if there is no Nocturne Cash on Hand. The number of Sponsor Shares kept and forfeited shall be pro-rated to the extent that the Nocturne Cash on Hand falls between any of the amounts in clauses (a) through (c) above.

Company Support Agreement

Concurrently with the execution of the Merger Agreement, Nocturne also entered into a transaction support agreement (the “Cognos Support Agreement”) with Cognos and certain stockholders of Cognos. Under the Cognos Support Agreement, such Cognos stockholders agreed to appear and vote certain securities of Cognos set forth in the Cognos Support Agreement in favor of adopting the Merger Agreement and approving the related transactions (or deliver a written consent to such effect). The securities of Cognos owned by its stockholders who are party to the Cognos Support Agreement and subject to such agreement are sufficient to approve the adoption of the Merger Agreement.

The foregoing description of the Merger Agreement, the Sponsor Forfeiture Agreement, the Cognos Support Agreement and the transactions and documents contemplated thereby is not complete and is subject to and qualified in its entirety by reference to the Merger Agreement, Form of Sponsor Forfeiture Agreement and Form of Cognos Support Agreement, copies of which are filed with this Current Report as Exhibit 2.1, Exhibit 10.2 and Exhibit 10.3, respectively, and the terms of which are incorporated by reference herein.

The Merger Agreement, Form of Sponsor Forfeiture Agreement and Form of Cognos Support Agreement have been filed herewith to provide investors with information regarding their terms. They are not intended to provide any other factual information about Nocturne, Cognos or their respective affiliates. The representations, warranties, covenants and agreements contained in the Merger Agreement, Form of Sponsor Forfeiture Agreement, Form of Cognos Support Agreement and the other documents related thereto were made only for purposes of the Merger Agreement as of the specific dates therein, were solely for the benefit of the parties to such agreements, may be subject to limitations agreed upon by the contracting parties, including being qualified by confidential disclosures made for the purposes of allocating contractual risk between the parties to such agreements instead of establishing these matters as facts, and may be subject to standards of materiality applicable to the contracting parties that differ from those applicable to investors. Investors are not third-party beneficiaries under the Merger Agreement, Form of Sponsor Forfeiture Agreement, or Form of Cognos Support Agreement and should not rely on the representations, warranties, covenants and agreements or any descriptions thereof as characterizations of the actual state of facts or condition of the parties thereto or any of their respective subsidiaries or affiliates. Moreover, information concerning the subject matter of representations and warranties may change after the date of the Merger Agreement, Form of Sponsor Forfeiture Agreement and Form of Cognos Support Agreement, as applicable, which subsequent information may or may not be fully reflected in Nocturne’s public disclosures.

Forward-Looking Statements

This Current Report on Form 8-K contains certain “forward-looking statements” within the meaning of the Securities Act and the Exchange Act. Statements that are not historical facts, including statements about the pending Merger between Nocturne and Cognos and the transactions contemplated thereby, and the parties’ perspectives and expectations, are forward-looking statements. Such statements include, but are not limited to, statements regarding the proposed transaction, including the anticipated cash available at Closing; the anticipated use of the combined company’s cash and cash equivalents; the benefits of the proposed transaction; integration plans; the combined company’s projected financial information and anticipated future financial condition and results of operations; Cognos’ business strategy, commercial operating plans, product development plans; and the expected timing of the transactions related to the Business Combination. The words “expect,” “believe,” “estimate,” “intend,” “plan” and similar expressions indicate forward-looking statements. These forward-looking statements are not guarantees of future performance and are subject to various risks and uncertainties, assumptions (including assumptions about general economic, market, industry and operational factors), known or unknown, which could cause the actual results to vary materially from those indicated or anticipated.

These forward-looking statements are subject to a number of risks and uncertainties, including the risks that: Cognos, an early stage company, may not become profitable for many years; potential customers may withdraw from negotiations and indications of interest with Cognos; Cognos may fail to manage growth effectively; Cognos’ indebtedness could increase its vulnerability to adverse economic and industry conditions, limit its ability to obtain additional financing, require the dedication of a substantial portion of its cash flow from operations to service its indebtedness, limit its flexibility in planning for, or reacting to, changes in its business and place Cognos at a competitive disadvantage; Cognos may not be able to secure government approvals and authorizations for its products; there may not be a viable market for Cognos’ products; Cognos may fail to gain market share from its competitors; there could be a decrease in the availability or an increase in the price of raw materials needed by Cognos in the production of its products; changes in federal, state and local government laws, regulations and policies could have a negative impact on Cognos; Cognos may be unable to fund and make investments in developing intellectual property and other proprietary information to improve and scale its products; Cognos may have to defend against claims of intellectual property infringement; Cognos’ information technology systems may fail as Cognos’ business grows; Cognos may fail to retain key personnel or attract additional highly skilled employees; Cognos and Nocturne may be unable to successfully or timely consummate the Business Combination, including as a result of any regulatory approvals that are not obtained, are delayed or are subject to unanticipated conditions that could adversely affect the combined company or the expected benefits of the Business Combination or if approval by the stockholders of Cognos or Nocturne is not obtained; and the Business Combination may not result in the anticipated benefits; as well as the risks discussed in Nocturne’s final prospectus dated March 30, 2021 under the heading “Risk Factors,” and other documents Nocturne has filed, or will file, with the SEC, including the Registration Statement (which will include a proxy statement/prospectus). These risks and uncertainties may be amplified by the ongoing COVID-19 pandemic, which has caused and may continue to cause significant economic uncertainty. If any of these risks materialize or underlying assumptions prove incorrect, actual results could differ materially from the results implied by these forward-looking statements. There may be additional risks that neither Nocturne nor Cognos presently know, or that Cognos or Nocturne currently believe are immaterial, that could also cause actual results to differ from those contained in the forward-looking statements. In addition, forward-looking statements reflect Nocturne’s and Cognos’ expectations, plans, or forecasts of future events and views as of the date of this Current Report on Form 8-K. Nocturne and Cognos anticipate that subsequent events and developments will cause Nocturne’s and Cognos’ assessments to change. Accordingly, you are cautioned not to place undue reliance on these forward-looking statements. Forward-looking statements relate only to the date they were made, and Nocturne, Cognos and their affiliates undertake no obligation to update forward-looking statements to reflect events or circumstances after the date they were made except as required by law or applicable regulation.

Additional Information and Where to Find It

A full description of the terms of the Merger Agreement, including the Domestication and the Merger, will be provided in the Registration Statement to be filed by Nocturne with the SEC, which will include a prospectus with respect to the combined company’s securities to be issued in connection with the Merger and a proxy statement with respect to the stockholder meeting of Nocturne to vote on the Merger. Nocturne urges its investors, stockholders and other interested persons to read, when available, the Registration Statement as well as other documents filed with the SEC because these documents will contain important information about Nocturne, Cognos and the Business Combination. After the Registration Statement is declared effective, the definitive proxy statement/prospectus to be included in the Registration Statement will be mailed to stockholders of Nocturne as of a record date to be established for voting on the proposed Merger. Once available, stockholders will also be able to obtain a copy of the Registration Statement, including the proxy statement/prospectus, and other documents filed with the SEC without charge, by directing a request to Nocturne Acquisition Corporation, 3 Germay Drive, Unit 4 #1066 Wilmington, DE, 19804, Attention Thomas Ao. The preliminary and definitive proxy statement/prospectus to be included in the Registration Statement, once available, can also be obtained, without charge, at the SEC’s website (www.sec.gov).

Participants in Solicitation

Nocturne, Cognos and their respective directors and officers may be deemed to be participants in the solicitation of proxies from Nocturne’s stockholders in connection with the proposed business combination. Information about Nocturne’s directors and executive officers and their ownership of Nocturne’s securities is set forth in Nocturne’s filings with the SEC. Additional information regarding the interests of those persons and other persons who may be deemed participants in the proposed business combination may be obtained by reading the Registration Statement when it becomes available. You may obtain free copies of these documents as described in the preceding paragraph.

Safe Harbor Statement

This Current Report on Form 8-K is not a proxy statement or solicitation of a proxy, consent or authorization with respect to any securities or in respect of the potential transaction and shall not constitute an offer to sell or a solicitation of an offer to buy the securities of Nocturne, the combined company or Cognos, nor shall there be any sale of any such securities in any state or jurisdiction in which such offer, solicitation, or sale would be unlawful prior to registration or qualification under the securities laws of such state or jurisdiction. No offer of securities shall be made except by means of a prospectus meeting the requirements of the Securities Act.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits. The following exhibits are filed with this Form 8-K:

Exhibit No.	Description of Exhibits

2.1	Agreement and Plan of Merger, dated as of December 30, 2022 (incorporated by reference to Exhibit 2.1 to the Registrant’s Current Report on Form 8-K filed with the Commission on January 4, 2023).*

10.2	Form of Sponsor Forfeiture Agreement.

10.3	Form of Cognos Support Agreement. *

104	Cover Page Interactive Data File (formatted as Inline XBRL)

*	Exhibits and schedules have been omitted from this filing pursuant to Item 601(a)(5) of Regulation S-K and will be furnished to the Securities and Exchange Commission upon request.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NOCTURNE ACQUISITION CORPORATION

By:	/s/ Henry Monzon
	Name:	Henry Monzon
	Title:	Chairman and Chief Executive Officer

Dated: January 9, 2023